UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

               Investment Company Act file number    811-21539
                                                   ------------

          First Trust/Four Corners Senior Floating Rate Income Fund II
    ------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                             120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
    ------------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code:  630-765-8000
                                                            --------------

                         Date of fiscal year end:   May 31
                                                  ----------

                 Date of reporting period:   November 30, 2008
                                            -------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.


[GRAPHIC OMITTED]


                                          SEMI-ANNUAL
                                          REPORT

                                          For the Six Months Ended
                                          November 30, 2008




                                          FIRST TRUST/
                                          FOUR CORNERS
                                          SENIOR FLOATING
                                          RATE INCOME FUND II






[LOGO OMITTED]      FOUR CORNERS                [LOGO OMITTED]  FIRST TRUST
              CAPITAL MANAGEMENT


Front Cover

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TABLE OF CONTENTS
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       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                               Semi-Annual Report
                                November 30, 2008

Shareholder Letter                                                      1
At A Glance                                                             2
Portfolio Commentary                                                    3
Portfolio of Investments                                                6
Statement of Assets and Liabilities                                    16
Statement of Operations                                                17
Statements of Changes in Net Assets                                    18
Statement of Cash Flows                                                19
Financial Highlights                                                   20
Notes to Financial Statements                                          21
Additional Information                                                 27


                  Caution Regarding Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Four Corners and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         Performance and Risk Disclosure

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             How to Read This Report

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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       First Trust/Four Corners Senior Floating Rate Income Fund II (FCT)
                               Semi-Annual Report
                                November 30, 2008

Dear Shareholders:

The six months ended November 30, 2008 have been challenging for the financial markets and for many investors. Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") believes that in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen


James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund II

First Trust/Four Corners Senior Floating Rate Income Fund II
"AT A GLANCE"
As of November 30, 2008 (Unaudited)



-------------------------------------------------------------------------
Fund Statistics
-------------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FCT
Common Share Price                                               $6.96
Common Share Net Asset Value ("NAV")                             $8.88
Premium (Discount) to NAV                                     (21.62)%
Net Assets Applicable to Common Shares                    $224,635,594
Current Monthly Distribution per Common Share (1)              $0.0660
Current Annualized Distribution per Common Share               $0.7920
Current Distribution Rate on Closing Common Share Price (2)     11.38%
Current Distribution Rate on NAV (2)                             8.92%
-------------------------------------------------------------------------



-------------------------------------------------------------------------
Common Share Price & NAV (weekly closing price)
-------------------------------------------------------------------------

[CHART OMITTED]

                       [DATA POINTS REPRESENTED IN CHART]

                                 Common Share Price        NAV
                  11/30/2007          15.34               17.29
                  12/28/2007          14.89               17.15
                   1/25/2008          15.07               16.54
                   2/29/2008          13.85               15.50
                   3/28/2008          13.53               15.37
                   4/25/2008          14.96               16.19
                   5/30/2008          14.76               16.42
                   6/27/2008          14.21               16.38
                   7/25/2008          13.45               15.98
                   8/29/2008          13.34               15.82
                   9/26/2008          11.56               14.45
                  10/31/2008           8.45               10.32
                  11/30/2008           6.96                8.88





-----------------------------------------------------------------------------------------------------------
Performance
-----------------------------------------------------------------------------------------------------------
                                                                         Average Annual Total Return
                               6 Months Ended         1 Year Ended          Inception (5/25/2004)
                                 11/30/2008            11/30/2008               to 11/30/2008
FUND PERFORMANCE
NAV (3)                            -43.70%              -44.08%                     -9.15%
Market Value (4)                   -50.91%              -50.60%                    -14.79%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index      -25.96%              -26.72%                     -3.25%
-----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------
                                               % of Long-Term
Industry Classifications (5)                    Investments
-------------------------------------------------------------
 Media                                             16.2%
 Health Care Providers & Services                   9.9
 Hotels, Restaurants & Leisure                      8.8
 Electric Utilities                                 5.2
 Containers & Packaging                             4.4
 Aerospace & Defense                                4.3
 Chemicals                                          4.0
 Diversified Consumer Services                      3.3
 Oil, Gas & Consumable Fuels                        3.2
 Food & Staples Retailing                           3.1
 IT Services                                        2.7
 Commercial Services & Supplies                     2.6
 Diversified Financial Services                     2.6
 Paper & Forest Products                            2.4
 Capital Markets                                    2.3
 Specialty Retail                                   2.3
 Real Estate Investment Trusts (REITs)              1.8
 Software                                           1.8
 Independent Power Producers & Energy Traders       1.8
 Food Products                                      1.6
 Metals & Mining                                    1.6
 Road & Rail                                        1.3
 Pharmaceuticals                                    1.2
 Semiconductors & Semiconductor Equipment           1.2
 Energy Equipment & Services                        1.2
 Internet Software & Services                       1.2
 Automobiles                                        1.0
 Diversified Telecommunication Services             1.0
 Wireless Telecommunication Services                0.9
 Electronic Equipment, Instruments & Components     0.9
 Computers & Peripherals                            0.9
 Multi-Utilities                                    0.8
 Insurance                                          0.7
 Electrical Equipment                               0.4
 Leisure Equipment & Products                       0.2
 Machinery                                          0.2
 Internet & Catalog Retail                          0.2
 Gas Utilities                                      0.2
 Household Durables                                 0.2
 Auto Components                                    0.2
 Industrial Conglomerates                           0.1
 Airlines                                           0.1
-------------------------------------------------------------
                                    Total         100.0%
                                             ================



-------------------------------------------------------------
                                              % of Long-Term
Credit Quality (S&P Ratings) (6)                Investments
-------------------------------------------------------------
 BBB                                                1.5%
 BBB-                                               6.9
 BB+                                               13.1
 BB                                                20.9
 BB-                                               19.2
 B+                                                16.9
 B                                                  5.5
 B-                                                 3.2
 CCC+                                               1.9
 CCC                                                0.8
 CC                                                 0.1
 NR                                                 2.7
 NR (Privately rated securities)                    6.5
 WR                                                 0.8
-------------------------------------------------------------
                                    Total         100.0%
                                             ================



-------------------------------------------------------------
                                              % of Long-Term
Top 10 Holdings                                 Investments
-------------------------------------------------------------
 Georgia-Pacific Corporation                        1.8%
 Fresenius Medical Care AG                          1.7
 DaVita, Inc.                                       1.6
 Covanta Energy Corporation                         1.6
 NRG Energy, Inc.                                   1.6
 Brenntag Holding GmbH & Company KG                 1.4
 SUPERVALU, Inc.                                    1.4
 Owens-Illinois Group, Inc.                         1.4
 UPC Distribution Holding B.V.                      1.4
 Royalty Pharma Finance Trust                       1.4
-------------------------------------------------------------
                                    Total          15.3%
                                             ================



(1) Most recent distribution paid or declared through 11/30/2008. Subject to change in the future.
(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/2008.
(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.
(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.
(5) Building Products and Real Estate Management & Development represent less than 0.1% of Long-Term Investments.
(6) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

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                     PORTFOLIO COMMENTARY (Unaudited)
--------------------------------------------------------------------------------


                                  Sub-Advisor

Four Corners Capital Management, LLC ("Four Corners") was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Group Limited ("Macquarie"). Four Corners manages approximately $3.2 billion of assets (as of November 30, 2008), with an emphasis on senior secured floating-rate corporate loans ("Senior Loans"). The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, and high net worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisors Act of 1940, and is a wholly-owned indirect subsidiary of Macquarie.


                            Portfolio Management Team

Michael P. McAdams, General Manager, Non-Investment Grade Products

Mr. McAdams is responsible for overseeing Four Corners' distribution activities. He has more than 29 years of experience in investment management and banking, all of which have been spent in leveraged finance. Prior to founding Four Corners, Mr. McAdams was with ING Capital Advisors, LLC ("ICA") from 1995 to 2001. Mr. McAdams was a founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to working at ICA, Mr. McAdams was founding portfolio manager of the first retail senior secured floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE: PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company in New York. He received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams has been an active member of the Loan Syndication and Trading Association and was its Chairman in 2001, Vice Chairman in 2002 and has been a Board Member and/or served on committees reporting to the Board since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution award in the U.S. Loan Market.

Robert I. Bernstein, CFA, Chief Investment Officer, Non-Investment Grade Credit

Mr. Bernstein is responsible for managing Four Corners' investment activities. He has over 17 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Prior to joining Four Corners, Mr. Bernstein was a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.


                                   Commentary

First Trust/Four Corners Senior Floating Rate Income Fund II

The primary investment objective of First Trust/Four Corners Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

Market Recap

The six-month period ending November 30, 2008 was the worst and most volatile period in Senior Loan market history. The S&P/LSTA Leveraged Loan Index (the "Index") had a negative return of -25.96% during the period, and is down -26.95% calendar year to November 30, 2008. Historically, the Index has never had a negative year. The global financial crisis has obviously reduced asset prices across almost every asset class, and the Senior Loan market has been no exception. Additionally, the market-specific issues that have contributed to Senior Loans' poor performance are discussed in more detail below.

--------------------------------------------------------------------------------
              PORTFOLIO COMMENTARY - (Continued) (Unaudited)
--------------------------------------------------------------------------------


As a result of the credit market dislocation that began in July 2007 and the ensuing global financial crisis, loan prices have declined dramatically. In 2007, prices began to decline as a result of an imbalance in the supply/demand relationship in the Senior Loan market. Demand for Senior Loans dramatically decreased as the market for structured products fell apart following the credit crisis. The swift and severe decline in demand for Senior Loans coincided with an unprecedented amount of supply, as reduced prices caused broad-based forced selling and a large inventory of unsold new-issue loans remained.

This supply/demand relationship only worsened in 2008 from a combination of weak economic data and earnings, a spike in ratings downgrades, rising default rates and a surge of supply from continued forced liquidations. Many investors in the Senior Loan market leverage their assets by using proceeds from borrowed money to purchase Senior Loans. As loan prices have declined, debt providers have forced funds to sell loans in order to repay the borrowed money. This dynamic of forced selling often begets more selling since it forces market prices lower. This forced selling began in July 2007 and has been dramatic in the last three months ended November 30, 2008. Index returns for the three months ended November 30, 2008 were -25.48%, multiples of the prior lowest period returns.

While few things are certain in these turbulent times, we believe a reduction in the volume of forced loan sales will be necessary for the loan market to achieve some price stability. Likewise, the demand side remains weak, with collateralized loan obligation creation virtually non-existent, and retail loan-based funds experiencing outflows. While there has been activity among some major institutional investors and distressed accounts stepping into the market to take advantage of low loan prices and wide spreads, the incremental demand is not broad based and is not nearly sufficient to offset the volume of forced selling.

Finally, fundamental performance has also weakened and, in our opinion, this may be keeping new investors at bay. The average year-over-year EBITDA growth among publicly filed issuers in the S&P/LSTA Leveraged Loan Index dropped to a five-year low of 0.1%, from 9.7% in the second quarter, according to CompuStat (a unit of S&P). The loan default rate has climbed 3.5 percentage points through the first 11 months of the calendar year, the steepest 11-month increase since February 2001.1 There have been 41 defaults in the loan market through November, 2008, compared to three in the same period of 2007.2 Likewise, covenant amendments among institutional loans soared to 44 so far in the fourth quarter of 2008, versus 27 in the third quarter of 2008, and 14 during the last three months of 2007. Year-to-date, LCD News has reported 131 amendments, up from 38 in all of 2007.1 The need for covenant amendments typically results from weak performance.

Performance Analysis

FCT generated a total return of -50.91% including market price change and dividends for the six-months ended November 30, 2008. The Fund's net asset value ("NAV") total return was -43.70% over the same period. The NAV return trailed the Index return by -17.74%. The Fund's performance includes the negative impact of leverage in a negative return environment as well as the negative impact of fees, expenses, and un-invested cash balances which are not part of the benchmark return. FCT's NAV return exceeded the "pure-play" peer group average by 0.14% and the broad peer group average by 0.45%.3 The Fund's closing price on November 28, 2008 was $6.96, which represented a -21.62% discount to its NAV, compared to the Fund's discount to NAV of -10.11% six months earlier on May 31, 2008.

While credit spreads have widened significantly since July 2007, the underlying FCT portfolio is still primarily comprised of Senior Loans purchased during the last several years. The credit spreads on these Senior Loans are below the current yields on Senior Loans, which are trading at significant discounts to their issuance prices.

The price decline of Senior Loans has pressured the Fund's NAV, resulting in an increase in the Fund's leverage percentage. In order to stay within the Fund's investment guidelines and leverage covenants, the Fund has sold Senior Loans at a discount, using the proceeds to reduce the Fund's leverage. This has generated realized losses and has also impacted the Fund's ability to generate dividend income.

While several Fund peers have been unable to maintain paying their dividends, FCT's dividends have been uninterrupted. However, the Fund's income has declined primarily as a result of lower LIBOR rates and a smaller asset base. The dividend distribution totaled $0.45 per Common Share during the past six months ended November 30, 2008, which represented a 29.81% decrease from the prior six months ended May 31, 2008. Based on the Fund's current dividend, FCT's distribution rate is 11.38% (calculated on the Fund's share price) and 8.92% (based on the Fund's NAV) as of November 30, 2008. The last twelve months dividends produced a Fund yield based on price of 15.82%, which was slightly higher than the pure-play peer group average price yield of 15.18% and lower than the broad peer group average price yield of 17.40%.

--------------------------------------------------------------------------------
              PORTFOLIO COMMENTARY - (Continued) (Unaudited)
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While we are disappointed with the Senior Loan market's heightened volatility and poor market price performance, we have been pleased to maintain the Fund's dividend in these difficult times. As discussed above, the Senior Loan market witnessed an unprecedented period of volatility during the six-month period covered by this report. The Fund was no exception as both its market price and NAV experienced extraordinary declines and, at the end of the period, the Fund's discount to its NAV had widened to near-record levels. During the period, the Fund's NAV fluctuated from a high of $16.57 to a low of $8.87, a difference of $7.70 per Common Share, whereas the market price of the Fund closed as high as $14.78 and as low as $6.40, a difference of $8.38 per Common Share.

Market and Fund Outlook

We have seen a material increase in loan defaults and will likely see the default rate continue to escalate as a result of a slowing economy and the global financial crisis. We also anticipate continued loan volatility as the supply/demand relationship is not expected to stabilize in the foreseeable future. Despite this weak fundamental and technical outlook, we still find Senior Loan investments attractive. Senior Loans often have the highest collateral security in a company's capital structure, which has historically allowed Senior Loan lenders to recover approximately 70% of their loan value in the event of default.4 While historical recovery rates may not continue in the future, we believe the outcome is significantly better than the outcome of equity owners or unsecured corporate bond holders in default scenarios. With the Index price below historical recovery rates, we believe that a lot of negative performance is already being priced in at current levels.




------------------------------
1 Standard & Poor's Leveraged Commentary & Data. Default Rates: How high will they go? And what about recoveries? December 15, 2008.

2 Standard & Poor's Leveraged Commentary & Data. Year of Default Template, December 15, 2008.

3 The "pure-play" peer group consists of a smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invests almost exclusively in Senior Loans. We believe that these "pure-play" funds are generally more comparable to the Fund than the broad peer group, as the non-senior loan holdings are routinely less than 5% of such funds. Of the broad peer group, eleven of the 16 total funds invest a material portion of their assets in high-yield bonds, emerging markets debt or other types of corporate debt securities.

4 Credit Suisse Leverage Finance Strategy Update. Third Quarter 2008 Institutional Leveraged Loan Default Review. October 9, 2008.

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - 178.1%

            AEROSPACE & DEFENSE - 7.7%
$  498,750  BE Aerospace, Inc.                                Ba1      BBB-     5.75%-6.52%     07/28/14           $       438,900
 3,145,693  DAE Aviation Holdings, Inc.                       B1       BB-      5.80%-7.17%     07/31/14                 1,793,045
 2,271,812  GenCorp, Inc.                                     Ba2      BB       3.69%-4.45%     04/30/13                 1,703,860
 1,554,665  Hexcel Corporation                                Ba1      BB+      4.94%-6.19%     03/01/12                 1,344,786
   821,887  ILC Industries, Inc.                              NR(e)    NR(e)    5.12%           02/24/12                   760,246
 2,000,000  L-1 Identity Solutions Operating Company          Ba3      BB+      7.50%           08/05/13                 1,695,000
 4,307,661  Robertson Aviation, LLC                           NR(e)    NR(e)    4.19%-6.52%     04/19/13                 2,498,443
   989,975  Safenet, Inc.                                     WR       B+       7.75%           04/12/14                   514,787
 2,822,661  Spirit Aerosystems, Inc.                          Ba3      BBB-     6.50%           09/30/13                 2,356,922
 1,489,104  Vought Aircraft Industries, Inc.                  Ba3      B-       3.94%           12/22/11                 1,131,719
 3,100,000  Vought Aircraft Industries, Inc.                  Ba3      B-       3.94%-6.43%     12/22/10                 2,294,000
 1,000,000  Wesco Aircraft Hardware Corp.                     B1       BB-      3.69%           09/29/13                   766,667
                                                                                                                   ---------------
                                                                                                                        17,298,375
                                                                                                                   ---------------

            AGRICULTURAL PRODUCTS - 2.1%
 6,727,726  Dole Food Company, Inc.                           Ba3      B+       3.50%-6.82%     04/12/13                 4,728,630
                                                                                                                   ---------------

            AIRLINES - 0.1%
   495,000  Delta Air Lines, Inc.                             Ba2      BB-      4.58%-4.61%     04/30/12                   327,319
                                                                                                                   ---------------

            ALUMINUM - 1.8%
 4,436,042  Novelis Corp.                                     Ba2      BB       5.77%           07/06/14                 2,741,474
 2,016,383  Novelis, Inc.                                     Ba2      BB       5.77%           07/06/14                 1,246,125
                                                                                                                   ---------------
                                                                                                                         3,987,599
                                                                                                                   ---------------

            APPAREL RETAIL - 0.5%
 1,394,643  Hanesbrands, Inc.                                 Ba2      BB+      4.75%-5.27%     09/05/13                 1,110,049
                                                                                                                   ---------------

            APPLICATION SOFTWARE - 0.7%
 2,815,385  Verint Systems, Inc.                              NR       B+       4.66%           05/25/14                 1,548,462
                                                                                                                   ---------------

            ASSET MANAGEMENT & CUSTODY BANKS - 2.4%
   451,454  Gartmore Investment Management                    Ba3      BB       5.58%           05/12/14                   232,950
 1,407,829  Grosvenor Capital Management Holdings, LLP        NR(e)    NR(e)    4.59%-4.88%     12/05/13                   809,502
 3,893,342  LPL Holdings, Inc.                                Ba3      B+       5.51%           06/30/14                 2,958,940
 2,985,000  Nuveen Investments, Inc.                          Ba3      B+       4.44%-6.77%     11/13/14                 1,362,441
                                                                                                                   ---------------
                                                                                                                         5,363,833
                                                                                                                   ---------------

            AUTO PARTS & EQUIPMENT - 0.3%
 1,006,377  TRW Automotive, Inc.                              Baa3     BBB      4.63%-5.81%     05/09/14                   691,884
                                                                                                                   ---------------

            AUTOMOBILE MANUFACTURERS - 1.9%
 2,885,829  Ford Motor Company                                B1       CCC+     4.43%           12/15/13                 1,154,331
 7,887,008  General Motors Corp.                              B1       B        5.80%           11/29/13                 3,036,498
                                                                                                                   ---------------
                                                                                                                         4,190,829
                                                                                                                   ---------------

            AUTOMOTIVE RETAIL - 1.0%
 3,835,657  KAR Holdings, Inc.                                Ba3      B+       6.02%           10/18/13                 2,275,822
                                                                                                                   ---------------


Page 6                 See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

            BROADCASTING - 8.3%
$6,400,000  Citadel Broadcasting Corporation                  B3       B+       4.34%-5.52%     06/12/14           $     2,304,000
   919,642  Cumulus Media, Inc.                               B3       B        3.19%-3.52%     06/07/14                   413,839
 5,321,813  Gray Television, Inc.                             B3       B        3.04%-5.65%     12/31/14                 2,288,379
 4,387,500  LBI Media, Inc.                                   Ba2      B+       4.62%           03/31/12                 2,193,750
 1,500,000  Paxson Communications Corp.                       B2       CCC+     8.00%           01/15/12                   600,000
 3,500,000  Raycom Media, Inc.                                NR       NR       3.88%           06/25/14                 2,800,000
 2,475,000  Sirius Satellite Radio, Inc.                      B1       B        3.69%-5.44%     12/20/12                 1,460,250
 1,155,750  Univision Communications, Inc. (f)                Caa1     CCC      3.94%           03/29/09                   924,600
 9,000,000  Univision Communications, Inc.                    B1       B-       3.69%           09/29/14                 4,000,500
 2,977,059  Young Broadcasting, Inc.                          B2       B-       5.25%-6.31%     11/03/12                 1,580,818
                                                                                                                   ---------------
                                                                                                                        18,566,136
                                                                                                                   ---------------

            BUILDING PRODUCTS - 0.1%
 1,000,000  South Edge, LLC (j)                               NR(e)    NR(e)    6.25%           10/31/09                   125,000
                                                                                                                   ---------------

            CABLE AND SATELLITE - 5.7%
 5,356,263  Charter Communications Operating, LLC             B1       B+       3.63%-5.47%     03/06/14                 3,599,853
 3,740,267  CSC Holdings, Inc.                                Ba1      BBB-     4.57%           03/29/13                 3,096,111
   496,250  DIRECTV Holdings, LLC                             Baa3     BBB-     5.25%           04/13/13                   433,805
 8,000,000  UPC Distribution Holding B.V.                     Ba3      B+       4.60%           12/31/14                 5,648,000
                                                                                                                   ---------------
                                                                                                                        12,777,769
                                                                                                                   ---------------

            CASINOS & GAMING - 13.1%
 1,986,221  Cannery Casino Resorts, LLC                       B1       BB       3.70%-6.01%     05/18/13                 1,842,219
 3,273,536  CCM Merger, Inc.                                  B1       BB-      4.17%-5.48%     04/25/12                 1,473,091
 2,270,892  Fontainebleau Resorts Las Vegas, LLC              B3       B        6.07%           06/06/14                   760,749
   229,108  Fontainebleau Resorts Las Vegas, LLC (g)          B3       B        2.00% (h)       06/06/14                    76,751
 1,573,091  Golden Nugget, Inc.                               B2       BB-      3.42%-3.44%     06/14/14                   589,909
   898,909  Golden Nugget, Inc. (g)                           B2       BB-      2.00% (h)-3.77% 06/30/14                   337,091
 1,473,750  Great Canadian Gaming Corp.                       Ba2      BBB-     3.68%           02/14/14                 1,134,787
   948,636  Green Valley Ranch Gaming, LLC                    B3       B        4.39%-4.75%     02/16/14                   426,886
   982,500  Greenwood Racing, Inc.                            B2       BB-      5.43%           11/28/11                   589,500
   988,382  Isle of Capri Casinos, Inc.                       Ba3      BB       5.51%           11/30/13                   611,149
10,853,000  Las Vegas Sands, LLC                              B2       B+       5.52%           05/23/14                 5,239,589
 5,460,371  Penn National Gaming, Inc.                        Ba2      BB+      3.19%-5.29%     10/03/12                 4,445,086
 6,466,640  Seminole Tribe of Florida                         Baa3     BBB      4.81%-5.31%     03/05/14                 5,108,645
 6,000,000  VML US Finance, LLC                               B2       B        6.02%           05/25/13                 3,360,000
 2,142,857  WIMAR LANDCO, LLC (i)                             WR       WR       5.25%           07/03/08                 1,071,428
 8,526,799  WIMAR OPCO, LLC (i)                               WR       WR       7.25%           01/03/12                 2,310,763
                                                                                                                   ---------------
                                                                                                                        29,377,643
                                                                                                                   ---------------

            COMMODITY CHEMICALS - 0.6%
 1,451,136  Ineos Group Limited                               B2       B        5.73%-5.95%     12/14/13                   693,824
 1,451,136  Ineos Group Limited                               B2       B        6.23%-6.45%     12/14/14                   711,057
                                                                                                                   ---------------
                                                                                                                         1,404,881
                                                                                                                   ---------------

            COMPUTER HARDWARE - 1.5%
 5,565,079  Activant Solutions Holdings, Inc.                 B1       B+       6.06%-6.25%     05/02/13                 3,394,698
                                                                                                                   ---------------

            DATA PROCESSING & OUTSOURCED SERVICES - 1.7%
 6,912,500  Clarke American Corp.                             B1       BB-      6.26%-6.38%     06/30/14                 3,836,437
                                                                                                                   ---------------


                       See Notes to Financial Statements                  Page 7

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

            DIVERSIFIED CHEMICALS - 4.4%
$3,000,000  Brenntag Holding GmbH & Company KG (f)            Caa1     CCC+     7.07%           06/18/15           $     1,890,000
 5,500,000  Brenntag Holding GmbH & Company KG                B1       B+       5.07%           01/17/14                 3,905,000
 4,222,102  Huntsman International, LLC                       Ba1      BB+      3.19%           04/19/14                 2,769,699
 1,000,000  Lyondell Basell Industries (k)                    B1       B+       7.00%           12/20/14                   411,667
   994,845  Rockwood Specialties Group, Inc.                  Ba2      BB+      3.55%           07/30/12                   796,705
                                                                                                                   ---------------
                                                                                                                         9,773,071
                                                                                                                   ---------------

            DIVERSIFIED METALS & MINING - 1.0%
 2,797,500  Alpha Natural Resources, LLC                      Ba3      BB       5.56%           10/26/12                 2,335,912
                                                                                                                   ---------------

            DIVERSIFIED SUPPORT SERVICES - 1.1%
 3,202,323  RSC Equipment Rental                              Ba2      BB       5.52%-5.96%     11/30/12                 2,513,824
                                                                                                                   ---------------

            EDUCATION SERVICES - 1.3%
 1,916,818  Education Management, LLC                         B2       B+       5.56%           06/01/13                 1,263,902
 2,051,667  PRO-QUEST-CSA, LLC                                Ba3      BB-      3.94%           02/09/14                 1,559,267
                                                                                                                   ---------------
                                                                                                                         2,823,169
                                                                                                                   ---------------

            ELECTRIC UTILITIES - 9.2%
   995,879  Astoria Generating Company Acquisitions, LLC      B1       BB-      3.71%-4.96%     02/23/12                   779,773
 3,397,728  Calpine Corporation                               B2       B+       6.65%           03/29/14                 2,377,197
 7,919,587  Covanta Energy Corporation                        Ba2      BB       3.75%-5.55%     02/09/14                 6,388,470
 2,588,138  Mirant North America, LLC                         Ba2      BB       3.16%           01/03/13                 2,098,548
 7,602,051  NRG Energy, Inc.                                  Ba1      BB       4.30%           02/01/13                 6,302,100
 1,986,347  Riverside Energy Center, LLC                      Ba3      BB-      7.67%           06/24/11                 1,728,122
 1,163,786  Rocky Mountain Energy Center, LLC                 Ba3      BB-      7.67%-7.77%     06/24/11                 1,012,494
                                                                                                                   ---------------
                                                                                                                        20,686,704
                                                                                                                   ---------------

            ELECTRICAL COMPONENTS & EQUIPMENT - 0.6%
 1,577,572  Itron, Inc.                                       Ba3      B+       3.19%           04/18/14                 1,277,834
                                                                                                                   ---------------

            ENVIRONMENTAL & FACILITIES SERVICES - 1.6%
 5,210,438  EnergySolutions, LLC                              Ba2      NR(e)    3.65%-5.47%     06/07/13                 3,647,306
                                                                                                                   ---------------

            FOOD DISTRIBUTORS - 3.0%
   847,826  B&G Foods, Inc.                                   Ba2      BB-      4.20%           02/23/13                   686,739
   851,667  Birds Eye Foods, Inc.                             NR(e)    NR(e)    5.52%           03/22/13                   664,300
 3,964,937  Dean Foods Company                                B1       BB       2.94%-5.27%     04/02/14                 3,173,365
 2,500,000  New Uno Acquisition Corporation                   NR(e)    NR(e)    7.75%           10/06/14                 2,322,442
                                                                                                                   ---------------
                                                                                                                         6,846,846
                                                                                                                   ---------------

            FOOD RETAIL - 2.5%
 7,330,297  SUPERVALU, Inc.                                   Ba3      BB+      2.38%           06/02/12                 5,721,297
                                                                                                                   ---------------

            FOREST PRODUCTS - 3.2%
 9,580,920  Georgia-Pacific Corporation                       Ba2      BB+      2.76%-5.26%     12/20/12                 7,350,693
                                                                                                                   ---------------

            GAS UTILITIES - 0.3%
 1,000,000  Atlas Pipeline Partners, L.P.                     Ba2      BB-      3.94%           07/27/14                   762,500
                                                                                                                   ---------------


Page 8                 See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

            HEALTH CARE FACILITIES - 4.0%
$3,587,105  Health Management Associates, Inc.                B1       BB-      5.51%           02/28/14           $     2,400,372
   511,777  Lifepoint Hospitals, Inc.                         Ba1      BB       3.82%           04/15/12                   422,216
 4,809,716  Select Medical Corporation                        Ba2      BB-      3.40%-5.00%     02/24/12                 3,575,220
 2,802,480  Sun Healthcare Group, Inc.                        Ba2      B+       4.05%-5.76%     04/19/14                 1,989,761
   826,129  USP Domestic Holdings, Inc.                       Ba3      B        3.48%-5.55%     04/19/14                   524,592
   161,290  USP Domestic Holdings, Inc. (g)                   Ba3      B        1.75% (h)-3.49% 04/19/14                   102,419
                                                                                                                   ---------------
                                                                                                                         9,014,580
                                                                                                                   ---------------

            HEALTH CARE SERVICES - 10.9%
 4,716,774  CHS/Community Health Systems, Inc.                Ba3      BB       4.02%-4.45%     07/25/14                 3,454,301
   241,495  CHS/Community Health Systems, Inc. (g)            Ba3      BB       1.00% (h)       07/25/14                   176,857
 7,611,970  DaVita, Inc.                                      Ba1      BB+      2.92%-6.32%     10/05/12                 6,448,769
 8,113,531  Fresenius Medical Care AG                         Baa3     BBB-     2.81%-6.13%     03/31/13                 6,680,138
 1,965,000  Healthways, Inc.                                  Ba2      BB+      5.26%           12/01/13                 1,709,550
 1,462,500  Quintiles Transnational Corp.                     B1       BB       5.77%           03/31/13                 1,133,438
 5,858,128  US Oncology Holdings, Inc.                        Ba2      BB-      6.18%-6.51%     08/20/11                 4,832,956
                                                                                                                   ---------------
                                                                                                                        24,436,009
                                                                                                                   ---------------

            HOMEBUILDING - 0.3%
   982,368  Mattamy Funding Partnership                       NR(e)    NR(e)    4.50%           04/11/13                   736,776
                                                                                                                   ---------------

            INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.2%
 6,499,620  Dynegy Holdings, Inc.                             Ba1      BB-      2.94%           04/02/13                 4,790,759
 3,450,000  Texas Competitive Electric Holdings
                 Company, LLC                                 Ba3      B+       5.27%-7.26%     10/10/14                 2,327,888
                                                                                                                   ---------------
                                                                                                                         7,118,647
                                                                                                                   ---------------

            INDUSTRIAL CONGLOMERATES - 0.2%
   559,354  Mueller Water Products, Inc.                      Ba3      BB+      3.19%-5.51%     05/24/14                   399,938
                                                                                                                   ---------------

            INDUSTRIAL MACHINERY - 0.4%
 1,481,250  Edwards (Cayman Islands II) Ltd.                  B1       BB-      3.44%           05/31/14                   962,813
                                                                                                                   ---------------

            INSURANCE BROKERS - 0.3%
   793,107  HealthCare Partners, LLC                          Ba3      BBB-     5.51%           10/31/13                   666,210
                                                                                                                   ---------------

            INTEGRATED TELECOMMUNICATION SERVICES - 1.8%
 2,840,000  Intelsat Corp.                                    B1       BB-      6.65%           07/03/13                 2,178,814
 2,479,896  Telesat Canada                                    B1       BB-      5.20%-6.77%     10/31/14                 1,785,082
                                                                                                                   ---------------
                                                                                                                         3,963,896
                                                                                                                   ---------------

            INTERNET RETAIL - 0.4%
 2,429,519  Sabre Holdings Corp.                              B1       B+       5.00%-5.42%     09/30/14                   954,262
                                                                                                                   ---------------

            INTERNET SOFTWARE & SERVICES - 2.1%
 6,717,139  SunGard Data Systems, Inc.                        Ba3      BB       3.52%-4.14%     02/28/14                 4,686,252
                                                                                                                   ---------------

            INVESTMENT BANKING & BROKERAGE - 1.7%
 4,534,394  Ameritrade Holding Corporation                    Ba1      BB       3.27%           12/31/12                 3,746,543
                                                                                                                   ---------------


                       See Notes to Financial Statements                  Page 9

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

            IT CONSULTING & OTHER SERVICES - 3.2%
$2,058,188  Alion Science and Technology Corp.                B1       B+       9.50%           02/06/13           $     1,193,749
   600,798  Apptis (DE), Inc.                                 B1       B+       6.25%-7.02%     12/20/12                   420,558
   989,637  CACI International, Inc.                          Ba1      NR       2.91%-4.32%     05/03/11                   870,881
   962,961  iPayment, Inc.                                    B1        B       3.42%-5.76%     05/10/13                   688,517
 1,047,609  Open Solutions, Inc.                              Ba3      BB-      5.96%           01/23/14                   314,283
 5,895,225  West Corporation                                  B1       BB-      3.77%-4.73%     10/24/13                 3,658,724
                                                                                                                   ---------------
                                                                                                                         7,146,712
                                                                                                                   ---------------

            LEISURE FACILITIES - 2.4%
 4,398,750  Cedar Fair, L.P.                                  Ba3      BB-      3.44%           08/30/12                 2,995,549
   797,082  London Area and Waterfront Finance, LLC           NR(e)    NR(e)    5.31%           03/08/12                   621,724
 2,119,188  Six Flags, Inc.                                   B2       B        3.65%-6.14%     04/30/15                 1,300,651
   985,000  Town Sports International, LLC                    Ba2      BB       4.00%           02/27/14                   443,250
                                                                                                                   ---------------
                                                                                                                         5,361,174
                                                                                                                   ---------------

            LEISURE PRODUCTS - 0.4%
 1,947,870  LodgeNet Entertainment Corp.                      B3       B        5.77%           04/04/14                   993,414
                                                                                                                   ---------------

            LIFE & HEALTH INSURANCE - 0.9%
   831,151  Conseco, Inc.                                     B1       B+       3.77%           10/10/13                   531,937
 1,202,446  Multiplan Merger Corporation                      B1       B+       4.00%           04/12/13                   865,761
 1,246,843  Viant Holdings, Inc.                              Ba3      B+       6.02%           06/25/14                   648,359
                                                                                                                   ---------------
                                                                                                                         2,046,057
                                                                                                                   ---------------

            MANAGED HEALTH CARE - 2.7%
 4,951,625  IASIS Healthcare Corporation                      Ba2      B+       3.80%-5.12%     03/15/14                 3,682,771
 2,921,268  Vanguard Health Systems, Inc.                     Ba3      B+       3.69%-6.01%     09/23/11                 2,384,485
                                                                                                                   ---------------
                                                                                                                         6,067,256
                                                                                                                   ---------------

            METAL & GLASS CONTAINERS - 2.5%
 7,181,250  Owens-Illinois Group, Inc.                        Baa3     BBB-     2.91%           06/14/13                 5,709,094
                                                                                                                   ---------------

            MORTGAGE REITs - 1.1%
 1,870,000  LNR Property Corporation                          B2       BB       6.69%           07/12/09                   900,717
 3,080,000  LNR Property Corporation                          B2       BB       6.69%           07/12/11                 1,493,800
                                                                                                                   ---------------
                                                                                                                         2,394,517
                                                                                                                   ---------------

            MOVIES & ENTERTAINMENT - 7.7%
 4,765,250  AMC Entertainment, Inc.                           Ba1      BB-      3.16%           01/26/13                 3,619,207
 1,222,933  Deluxe Entertainment Services Group, Inc.         Ba3      B-       3.69%-6.01%     05/11/13                   672,613
 3,937,500  Discovery Communications Holding, LLC             NR(e)    NR(e)    5.76%           05/14/14                 3,182,811
 2,000,000  National CineMedia, LLC                           B1       B+       4.57%           02/13/15                 1,262,858
   970,095  NEP II, Inc.                                      NR(e)    NR(e)    6.01%           02/16/14                   630,562
 2,992,366  Regal Cinemas Corporation                         Ba2      BB-      5.51%           10/27/13                 2,228,481
 1,500,000  TWCC Holding Corp.                                Ba2      BB       7.25%           09/14/15                 1,286,250
 5,516,968  WMG Acquisition Corp.                             Ba3      BB       3.44%-5.83%     03/01/11                 4,312,432
                                                                                                                   ---------------
                                                                                                                        17,195,214
                                                                                                                   ---------------

            MULTI-UTILITIES - 1.4%
 4,984,306  KGEN, LLC                                         Ba3      BB       5.56%           02/08/14                 3,189,956
                                                                                                                   ---------------


Page 10                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

            OFFICE REITs - 0.2%
$1,000,000  Tishman Speyer Real Estate D.C.
               Area Portfolio, L.P.                           Ba2      B+       3.23%           12/27/12           $       350,000
                                                                                                                   ---------------

            OFFICE SERVICES & SUPPLIES - 1.9%
 2,828,295  Emdeon Business Services, LLC                     B1       BB-      5.76%           11/16/13                 2,022,231
 1,193,791  Pike Electric, Inc.                               NR(e)    NR(e)    2.94%           07/01/12                 1,077,396
 1,349,428  Pike Electric, Inc.                               NR(e)    NR(e)    3.00%           12/10/12                 1,217,859
                                                                                                                   ---------------
                                                                                                                         4,317,486
                                                                                                                   ---------------

            OIL & GAS EQUIPMENT & SERVICES - 2.1%
 1,984,925  Hercules Offshore, Inc.                           Ba3      BB       5.64%           07/11/13                 1,275,314
 3,727,162  Targa Resources, Inc.                             Ba3      B+       5.76%-5.98%     10/31/12                 2,658,707
   997,175  Volnay Acquisition Co. I                          Ba1      BB+      3.44%-5.43%     01/12/14                   812,698
                                                                                                                   ---------------
                                                                                                                         4,746,719
                                                                                                                   ---------------

            OIL & GAS EXPLORATION & PRODUCTION - 1.2%
 2,221,705  ATP Oil & Gas Corporation                         NR       NR       8.50%           07/15/14                 1,477,434
 1,272,727  ATP Oil & Gas Corporation                         NR       NR       8.50%           01/15/11                   846,364
   992,087  SemCrude, L.P. (i) (j)                            WR       NR       4.50%           03/16/11                   396,835
                                                                                                                   ---------------
                                                                                                                         2,720,633
                                                                                                                   ---------------

            OIL & GAS REFINING & MARKETING - 1.9%
   972,911  Alon USA, Inc.                                    B1       BB       3.69%-4.45%     06/22/13                   632,392
   979,420  Calumet Lubricants Co., L.P                       B1       B        6.04%-8.00%     01/03/15                   538,681
 5,501,786  Western Refining Company, L.P.                    B3       BB-      9.25%           05/30/14                 3,108,509
                                                                                                                   ---------------
                                                                                                                         4,279,582
                                                                                                                   ---------------

            OIL & GAS STORAGE & TRANSPORTATION - 2.5%
 3,000,000  Energy Transfer Equity, L.P.                      Ba2      NR       4.14%           02/08/12                 2,439,000
 4,000,000  Enterprise GP Holdings, L.P.                      Ba2      BB-      4.02%-6.77%     11/08/14                 3,240,000
                                                                                                                   ---------------
                                                                                                                         5,679,000
                                                                                                                   ---------------

            OTHER DIVERSIFIED FINANCIAL SERVICES - 2.7%
   970,000  First Data Corporation                            Ba3      BB-      4.15%-6.51%     09/24/14                   655,963
 6,372,500  Royalty Pharma Finance Trust                      Baa2     BBB-     6.01%           04/16/13                 5,490,973
                                                                                                                   ---------------
                                                                                                                         6,146,936
                                                                                                                   ---------------

            PACKAGED FOODS & MEATS - 0.7%
   514,361  Michael Foods, Inc.                               Ba3      BB-      3.92%-4.94%     11/21/10                   452,638
 1,479,968  Weight Watchers International, Inc.               Ba1      BB+      5.69%           01/26/14                 1,218,506
                                                                                                                   ---------------
                                                                                                                         1,671,144
                                                                                                                   ---------------

            PAPER PACKAGING - 5.3%
 1,982,468  Graham Packaging Holdings Co.                     B1       B+       4.44%-6.31%     10/07/11                 1,504,553
 5,792,509  Graphic Packaging International, Inc.             Ba3      BB-      3.41%-6.64%     05/16/14                 4,282,836
 1,940,000  Pregis Corporation                                Ba3      BB-      6.01%           10/12/12                 1,707,200
 4,767,631  Smurfit-Stone Container Enterprises, Inc. (k)     Ba2      BB       4.81%-5.13%     11/01/11                 3,531,108
 1,227,977  Smurfit-Stone Container Enterprises, Inc. (k)     Ba2      BB       6.03%           11/01/10                   911,431
                                                                                                                   ---------------
                                                                                                                        11,937,128
                                                                                                                   ---------------


                       See Notes to Financial Statements                 Page 11

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

            PAPER PRODUCTS - 1.1%
$  987,500  Appleton Papers, Inc.                             Ba2      BB+      4.26%-6.07%     06/05/14           $       723,344
 2,302,500  Domtar Corporation                                Baa3     BBB-     3.55%           03/07/14                 1,729,433
                                                                                                                   ---------------
                                                                                                                         2,452,777
                                                                                                                   ---------------

            PHARMACEUTICALS - 2.2%
 4,942,462  Cardinal Health 409, Inc.                         Ba3      BB-      6.01%           04/10/14                 2,996,368
 1,829,820  Graceway Pharmaceuticals, LLC                     Ba3      BB       6.51%           05/03/12                 1,171,085
   940,824  Stiefel Laboratories, Inc.                        B1       BB-      7.00%           12/28/13                   724,434
                                                                                                                   ---------------
                                                                                                                         4,891,887
                                                                                                                   ---------------

            PUBLISHING - 7.4%
 5,483,980  Cenveo Corporation                                Ba2      BB+      4.95%           06/21/13                 3,509,747
 5,500,000  GateHouse Media, Inc.                             Caa1     CCC+     4.20%-5.00%     08/28/14                 1,265,000
 9,825,000  Idearc, Inc.                                      B2       B-       3.44%-5.77%     11/17/14                 3,186,110
 1,445,748  Media News Group, Inc.                            B1       CCC+     7.07%           08/02/13                   628,900
 2,880,212  Media News Group, Inc.                            B1       CCC+     5.82%           12/30/10                 1,296,095
   985,000  Reader's Digest Association (The), Inc.           B1       B        3.77%-4.81%     03/02/14                   344,750
 4,952,959  RH Donnelley, Inc.                                Ba2      BB       6.75%-7.52%     06/30/11                 2,957,296
 6,912,500  Tribune Company (k)                               Caa1     CCC      6.00%           05/19/14                 1,941,258
   731,429  Tribune Company (k)                               Caa1     CCC      7.08%           05/18/09                   274,286
   906,667  Wenner Media, LLC                                 NR(e)    NR(e)    5.51%           10/02/13                   634,667
 1,000,000  Yell Group, PLC                                   Ba3      BB-      4.43%           10/27/12                   552,500
                                                                                                                   ---------------
                                                                                                                        16,590,609
                                                                                                                   ---------------

            REAL ESTATE DEVELOPMENT - 0.1%
   240,476  Shea Capital I, LLC                               NR(e)    NR(e)    4.68%-5.25%     10/27/11                   120,238
                                                                                                                   ---------------

            RESIDENTIAL REITs - 0.0%
   100,000  Apartment Investment Mgmt. Co.                    Ba1      BB+      3.12%           03/22/11                    75,000
                                                                                                                   ---------------

            RETAIL REITs - 2.0%
 6,046,709  Capital Automotive, L.P.                          Ba1      BB+      4.60%           12/16/10                 2,533,571
 1,394,737  General Growth Properties, Inc.                   Caa2     CC       2.92%           02/24/10                   295,684
 1,983,333  The Macerich Partnership, L.P.                    NR(e)    NR(e)    2.94%           04/26/10                 1,586,667
                                                                                                                   ---------------
                                                                                                                         4,415,922
                                                                                                                   ---------------

            SEMICONDUCTORS - 2.1%
 8,351,250  Freescale Semiconductors, Inc.                    Ba1      BB       4.60%           12/01/13                 4,775,871
                                                                                                                   ---------------

            SPECIALIZED CONSUMER SERVICES - 4.6%
   977,500  Acosta, Inc.                                      NR(e)    NR(e)    5.37%           07/28/13                   650,037
   971,693  Advantage Sales & Marketing, Inc.                 NR(e)    NR(e)    4.59%-5.77%     03/29/13                   621,884
 2,303,018  Affinion Group, Inc.                              Ba2      BB       3.94%-4.67%     10/17/12                 1,642,818
 2,000,000  Asurion Corp.                                     NR(e)    NR(e)    4.77%-5.71%     07/03/14                 1,340,000
   981,955  N.E.W. Holdings I, LLC                            NR(e)    NR(e)    4.70%-7.02%     05/22/14                   687,368
 2,969,715  Nielsen Finance, LLC                              Ba3      B+       3.77%-4.39%     08/09/13                 1,966,973
 4,290,711  RMK Acquisition Corporation                       Ba3      BB       3.90%-5.64%     01/26/14                 3,398,243
                                                                                                                   ---------------
                                                                                                                        10,307,323
                                                                                                                   ---------------


Page 12                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (Continued)

            SPECIALIZED FINANCE - 1.9%
$3,000,000  J.G. Wentworth, LLC                               Caa1     CCC+     6.01%           04/04/14           $       975,000
 5,225,000  Peach Holdings, Inc.                              B2       B        5.69%-8.02%     11/21/13                 3,291,750
                                                                                                                   ---------------
                                                                                                                         4,266,750
                                                                                                                   ---------------

            SPECIALTY CHEMICALS - 2.2%
 6,439,943  Celanese Holdings, LLC                            Ba2      BB+      4.35%-5.55%     04/02/14                 4,875,958
                                                                                                                   ---------------

            SPECIALTY STORES - 2.7%
 1,194,375  Dollarama Group, L.P.                             Ba1      BB-      5.17%           11/18/11                   907,725
 4,073,223  Harbor Freight Tools USA, Inc.                    NR(e)    NR(e)    9.75%           02/12/13                 2,342,103
 1,969,849  Michaels Stores, Inc.                             B2       B        3.69%-4.50%     10/31/13                   965,226
 3,231,442  The Yankee Candle Company, Inc.                   Ba3      BB-      3.42%-5.77%     02/06/14                 1,736,900
                                                                                                                   ---------------
                                                                                                                         5,951,954
                                                                                                                   ---------------

            SYSTEMS SOFTWARE - 2.5%
 4,416,731  Dealer Computer Services, Inc.                    Ba2      BB       3.44%           10/26/12                 2,627,955
 3,884,107  Intergraph Corporation                            Ba3      BB-      4.20%           05/29/14                 2,981,052
                                                                                                                   ---------------
                                                                                                                         5,609,007
                                                                                                                   ---------------

            TECHNOLOGY DISTRIBUTORS - 1.6%
 1,976,333  H3C Holdings, Ltd.                                Ba2      BB       6.70%           09/28/12                 1,581,066
 3,496,500  Sensata Technologies Finance
                 Company, LLC                                 B1       BB-      5.12%-5.26%     04/27/13                 2,013,984
                                                                                                                   ---------------
                                                                                                                         3,595,050
                                                                                                                   ---------------

            TRUCKING - 2.2%
 4,340,429  The Hertz Corporation                             Ba1      BB+      3.18%-4.70%     12/21/12                 2,830,923
 3,526,203  OshKosh Corporation                               Ba3      BB+      2.93%-4.62%     12/06/13                 2,213,951
                                                                                                                   ---------------
                                                                                                                         5,044,874
                                                                                                                   ---------------

            WIRELESS TELECOMMUNICATION SERVICES - 1.7%
 1,980,000  Clearwire Corporation                             NR       NR       7.48%-9.26%     07/03/12                   950,400
 3,938,721  Crown Castle Operating Company                    Ba3      BB       5.38%           03/06/14                 2,829,971
                                                                                                                   ---------------
                                                                                                                         3,780,371
                                                                                                                   ---------------

            TOTAL SENIOR FLOATING-RATE TERM LOAN INTERESTS (d)                                                         400,136,061
            (Cost $610,490,756)                                                                                    ---------------


SENIOR FLOATING-RATE NOTES - 0.4%

            ELECTRICAL COMPONENTS & EQUIPMENT - 0.1%
   650,000  NXP B.V.                                          Caa1     CCC      7.50%           10/15/13                   163,313
                                                                                                                   ---------------

            LEISURE FACILITIES - 0.3%
 1,225,000  HRP Myrtle Beach (i) (j) (l) (n)                  WR       NR       0.00%           04/01/12                   637,000
                                                                                                                   ---------------

            TOTAL SENIOR FLOATING-RATE NOTES                                                                              800,313
            (Cost $1,876,561)                                                                                      ---------------


                        See Notes to Financial Statements                Page 13

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)

Principal                                                        Ratings (b)                    Stated
Value       Description                                       Moody's  S&P      Rate            Maturity (c)       Value
----------  ---------------------------------------------     ----------------  ------------    -------------      -----------------
NOTES - 0.0%

            HOMEBUILDING - 0.0%
$  727,273  TOUSA, Inc.  PIK (i) (l) (m) (n)                  NR       NR       1.00%           07/01/15           $             0
                                                                                                                   ---------------

            TOTAL NOTES                                                                                                          0
            (Cost $436,364)                                                                                        ---------------


Shares      Description                                                                                            Value
---------   ---------------------------------------------------------------------------------------------          ---------------

PREFERRED STOCKS - 0.0%

            HOMEBUILDING - 0.0%
     4,273  TOUSA, Inc. (8.0%, Series A Convertible
            Payment-In-Kind Preferred Stock) (i) (l) (n)                                                                         0
                                                                                                                   ---------------

            TOTAL PREFERRED STOCKS                                                                                               0
            (Cost $2,563,636)                                                                                      ---------------


COMMON STOCKS AND RIGHTS - 0.0%

            OTHER DIVERSIFIED FINANCIAL SERVICES - 0.0%
       690  Atkins Nutritionals Holdings - Common Stock (n)                                                                      0
       690  Atkins Nutritionals Holdings - Rights (n)                                                                            0
                                                                                                                   ---------------

            TOTAL COMMON STOCKS AND RIGHTS                                                                                       0
            (Cost $36,260)                                                                                         ---------------


CLOSED END FUNDS - 0.1%

            ASSET MANAGEMENT & CUSTODY BANKS - 0.1%
    81,700  ING Prime Rate Trust                                                                                           267,976
                                                                                                                   ---------------
            TOTAL CLOSED-END FUNDS                                                                                         267,976
            (Cost $508,540)                                                                                        ---------------


Principal
Amount      Description                                                                                            Value
----------  ---------------------------------------------------------------------------------------------          ---------------

SHORT-TERM INVESTMENTS - 3.4%

            ASSET MANAGEMENT & CUSTODY BANKS - 3.4%
 7,809,044  JPMorgan Federal Money Market Fund - 1.06% (o)                                                               7,809,044
                                                                                                                   ---------------

            TOTAL SHORT-TERM INVESTMENTS                                                                                 7,809,044
            (Cost $7,809,044)                                                                                      ---------------


            TOTAL INVESTMENTS - 182.0%                                                                                 409,013,394
            (Cost $623,721,161) (p)

            NET OTHER ASSETS AND LIABILITIES - 3.1%                                                                      6,971,506

            LOAN OUTSTANDING - (49.5)%                                                                                (111,300,000)

            AUCTION MARKET PREFERRED SHARES, AT LIQUIDATION VALUE
            (INCLUDING ACCRUED DISTRIBUTIONS) - (35.6)%                                                                (80,049,306)
                                                                                                                   ---------------
            NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) - 100.0%                                                $   224,635,594
                                                                                                                   ===============


Page 14                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Portfolio of Investments (a) - (Continued)
November 30, 2008 (Unaudited)



---------------------------
(a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shareholders.

(b) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.

(e) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

(f)   This issue is secured by a second lien on the issuer's assets.

(g)   Delayed Draw Loan (See Note 2E in the Notes to Financial Statements).

(h)   Represents commitment fee rate on delayed draw loans.

(i)   This borrower has filed for protection in federal bankruptcy court.

(j)   Non-income producing security.

(k) This borrower has filed for protection in federal bankruptcy court subsequent to the date of this report.

(l) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2F in the Notes to Financial Statements).

(m) This security is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum will be paid in cash and 13.75% of interest per annum shall be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) in a combination of (i) and (ii). Interest is to be paid semi-annually; however, the issuer is in default and income is not being accrued.

(n) This security is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.

(o)   Represents the daily interest rate in effect at November 30, 2008.

(p) Aggregate cost for federal income tax and financial reporting purposes. As of November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $0 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $214,707,767.

NR    Not rated.

WR    Withdrawn rating.

----------------------------------------------------------------

SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of November 30, 2008 is as follows (See Note 2A in the Notes to Financial Statements):

      Valuation of Inputs                                        Investments
      -------------------------------------------------------------------------
      Level 1 - Quoted Prices                               $                --
      Level 2 - Other Significant Observable Inputs                 408,376,394
      Level 3 - Significant Unobservable Inputs                         637,000
                                                            -------------------
      Total                                                 $       409,013,394
                                                            ===================


The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at May 31, 2008 and at November 30, 2008.

    Investments at Fair Value using significant unobservable inputs (Level 3)
    -------------------------------------------------------------------------

                                                                 Investments
                                                             -----------------
      Balance as of May 31, 2008                             $          64,000
         Transfers in (out) of Level 3                                 637,000
         Net unrealized gains (losses)                                 (64,000)
                                                             -----------------
      Balance as of November 30, 2008                        $         637,000
                                                             =================


                       See Notes to Financial Statements                 Page 15

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Assets and Liabilities
November 30, 2008 (Unaudited)

ASSETS:
Investments, at value
    (Cost $623,721,161)                                                                $    409,013,394
Prepaid expenses                                                                                 51,191
Receivables:
    Investment securities sold                                                               14,769,927
    Interest                                                                                  4,296,189
                                                                                       -----------------
       Total Assets                                                                         428,130,701
                                                                                       -----------------

LIABILITIES:
Payables:
    Outstanding loan                                                                        111,300,000
    Investment securities purchased                                                          10,737,430
    Interest and fees on loan                                                                   718,434
    Investment advisory fees                                                                    278,769
    Printing fees                                                                                94,872
    Administrative fees                                                                          92,046
    Custodian fees                                                                               83,654
    Legal fees                                                                                   66,183
    Audit and tax fees                                                                           51,227
    Trustees' fees and expenses                                                                  11,545
    Transfer agent fees                                                                           8,744
Accrued expenses and other liabilities                                                            2,897
                                                                                       -----------------
       Total Liabilities                                                                    123,445,801
                                                                                       -----------------
NET ASSETS INCLUDING AUCTION MARKET PREFERRED SHARES:                                  $    304,684,900
                                                                                       =================

AUCTION MARKET PREFERRED SHARES:
($0.01 par value, 3,200 shares issued with liquidation preference of
  $25,000 per share, unlimited number of Auction Market Preferred Shares
  has been authorized)                                                                       80,049,306
                                                                                       -----------------

NET ASSETS (Applicable to Common Shareholders)                                         $    224,635,594
                                                                                       =================

NET ASSETS consist of:
Paid-in capital                                                                             480,451,257
Par value                                                                                       252,919
Accumulated net investment income (loss)                                                     (1,091,260)
Accumulated net realized gain (loss) on investments and swap transactions                   (40,269,555)
Net unrealized appreciation (depreciation) on investments and swap transactions            (214,707,767)
                                                                                       -----------------
NET ASSETS (Applicable to Common Shareholders)                                         $    224,635,594
                                                                                       =================

NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)                   $           8.88
                                                                                       =================

Number of Common Shares outstanding (unlimited number of Common Shares
  has been authorized)                                                                       25,291,939
                                                                                       =================


Page 16                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Operations
For the Six Months Ended November 30, 2008 (Unaudited)

INVESTMENT INCOME:
Interest                                                                               $   18,918,658
Dividends                                                                                      15,850
                                                                                       ---------------
    Total investment income                                                                18,934,508
                                                                                       ---------------

EXPENSES:
Interest and fees on loan                                                                   3,611,514
Investment advisory fees                                                                    2,311,637
Administrative fees                                                                           133,053
Legal fees                                                                                    106,836
Auction Market Preferred Shares commission fees                                                94,129
Printing fees                                                                                  61,594
Custodian fees                                                                                 42,404
Audit and tax fees                                                                             32,616
Trustees' fees and expenses                                                                    22,407
Transfer agent fees                                                                            21,679
Other                                                                                          53,483
                                                                                       ---------------
    Total expenses                                                                          6,491,352
                                                                                       ---------------
NET INVESTMENT INCOME                                                                      12,443,156
                                                                                       ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
     Investments                                                                          (28,573,536)
     Credit default swaps                                                                    (214,978)
                                                                                       ---------------
Net realized gain (loss)                                                                  (28,788,514)
                                                                                       ---------------
Net change in unrealized appreciation (depreciation) on:
     Investments                                                                         (161,346,774)
     Credit default swaps                                                                     138,235
                                                                                       ---------------
Net change in unrealized appreciation (depreciation)                                     (161,208,539)
                                                                                       ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                                  (189,997,053)
                                                                                       ---------------
AUCTION MARKET PREFERRED SHARE DIVIDENDS                                                   (1,514,985)
                                                                                       ---------------
NET INCREASE (DECREASE) IN NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS)
     RESULTING FROM OPERATIONS                                                         $ (179,068,882)
                                                                                       ===============


                       See Notes to Financial Statements                 Page 17

First Trust/Four Corners Senior Floating Rate Income Fund II
Statements of Changes in Net Assets

                                                                                              Six Months
                                                                                              Ended               Year
                                                                                              11/30/2008          Ended
                                                                                              (Unaudited)         5/31/2008
                                                                                              ----------------    ----------------
OPERATIONS:
Net investment income (loss)                                                                  $    12,443,156     $    36,777,196
Net realized gain (loss)                                                                          (28,788,514)         (6,941,462)
Net change in unrealized appreciation (depreciation)                                             (161,208,539)        (53,061,253)
Distributions to Auction Market Preferred Shareholders from:
     Net investment income                                                                         (1,514,985)         (5,116,317)
                                                                                              ----------------    ----------------
Net increase (decrease) in net assets applicable to Common Shareholders resulting
     from operations                                                                             (179,068,882)        (28,341,836)
                                                                                              ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                        (11,482,541)        (34,639,840)
                                                                                              ----------------    ----------------
Total distributions to Common Shareholders                                                        (11,482,541)        (34,639,840)
                                                                                              ----------------    ----------------
Total increase (decrease) in net assets applicable to Common Shareholders                        (190,551,423)        (62,981,676)

NET ASSETS (Applicable to Common Shareholders):
Beginning of period                                                                               415,187,017         478,168,693
                                                                                              ----------------    ----------------
End of period                                                                                 $   224,635,594     $   415,187,017
                                                                                              ================    ================
Accumulated net investment income (loss) at end of period                                     $    (1,091,260)    $      (536,890)
                                                                                              ================    ================


Page 18                See Notes to Financial Statements

First Trust/Four Corners Senior Floating Rate Income Fund II
Statement of Cash Flows
For the Six Months Ended November 30, 2008 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets applicable to Common Shareholders resulting from operations        $  (179,068,882)
Adjustments to reconcile net increase (decrease) in net assets applicable to Common
     Shareholders resulting from operations to net cash provided by operating activities:
     Purchases of investments                                                                  (1,256,640,735)
     Sales and maturities of investments                                                        1,344,822,822
     Net amortization/accretion of premium/discount on investments                                 (1,156,004)
     Net realized loss on investments                                                              28,573,536
     Net realized loss on credit default swaps                                                        214,978
     Net change in unrealized appreciation/depreciation on investments                            161,346,774

CHANGES IN ASSETS AND LIABILITIES:
   Net change in net unrealized appreciation/depreciation on credit default swaps                    (138,235)
   Decrease in cash segregated as collateral for open credit default swaps                            261,000
   Increase in interest receivable                                                                    (80,404)
   Decrease in dividends receivable                                                                     2,303
   Increase in prepaid expenses                                                                       (25,435)
   Increase in receivable for investment securities sold                                           (7,371,564)
   Increase in payable for investment securities purchased                                          3,666,094
   Increase in interest and fees due on loan                                                          199,362
   Decrease in accumulated unpaid dividends on Auction Market Preferred Shares                       (107,472)
   Decrease in investment advisory fees payable                                                      (160,000)
   Decrease in audit and tax fees payable                                                             (17,473)
   Decrease in legal fees payable                                                                     (96,065)
   Increase in transfer agent fees payable                                                              3,838
   Increase in printing fees payable                                                                   17,141
   Increase in administrative fees payable                                                             62,292
   Increase in custodian fees payable                                                                  65,509
   Increase in Trustees' fees and expenses payable                                                      9,843
   Decrease in accrued expenses and other liabilities                                                 (13,553)
                                                                                              ----------------
Cash provided by operating activities                                                                             $    94,369,670
                                                                                                                  ----------------

Cash flows from financing activities:
     Distributions to Common Shareholders                                                         (11,482,541)
     Retirement of Auction Market Preferred Shares                                                (20,000,000)
     Proceeds from issuances of borrowings                                                         28,000,000
     Repayments of borrowings                                                                     (91,700,000)
Cash used by financing activities                                                                                     (95,182,541)
                                                                                                                  ----------------
Decrease in cash                                                                                                         (812,871)
Cash at beginning of period                                                                                               812,871
                                                                                                                  ----------------
Cash at end of period                                                                                             $             0
                                                                                                                  ================

Supplemental disclosure of cash flow information:
Cash paid during the period for interest                                                                          $     3,412,152


                       See Notes to Financial Statements                 Page 19

First Trust/Four Corners Senior Floating Rate Income Fund II
Financial Highlights
For a Common Share outstanding throughout each period

                                                   Six Months
                                                   Ended        Year         Year         Year         Year         Period
                                                   11/30/2008   Ended        Ended        Ended        Ended        Ended
                                                   (Unaudited)  5/31/2008    5/31/2007    5/31/2006    5/31/2005    5/31/2004(a)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net asset value, beginning of period              $     16.42  $     18.91  $     19.00  $     18.94  $     19.04   $    19.10(b)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Income from investment operations:
 Net investment income (loss)                             0.49         1.45         1.66         1.48         0.95        (0.00)(c)
 Net realized and unrealized gain (loss)                 (7.52)       (2.37)       (0.04)        0.04        (0.02)       (0.02)
 Distributions paid to AMP(d) Shareholders from:
   Net investment income                                 (0.06)       (0.20)       (0.21)       (0.16)       (0.07)          --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Total from investment operations                        (7.09)       (1.12)        1.41         1.36         0.86        (0.02)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
Distributions paid to Common Shareholders from:
   Net investment income                                 (0.45)       (1.37)       (1.50)       (1.28)      (0.91)           --
   Net realized gain                                        --           --           --        (0.02)          --           --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Total distributions to Common Shareholders              (0.45)       (1.37)       (1.50)       (1.30)       (0.91)          --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Dilutive impact from the offering of AMP Shares(e)         --           --           --           --        (0.05)          --
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Common Share offering costs charged to
   paid-in capital                                          --           --           --           --           --        (0.04)
                                                   -----------  -----------  -----------  -----------  -----------  -----------
 Net asset value, end of period                    $      8.88  $     16.42  $     18.91  $     19.00  $     18.94  $     19.04
                                                   ===========  ===========  ===========  ===========  ===========  ===========
 Market value, end of period                       $      6.96  $     14.76  $     18.81  $     17.61  $     17.89  $     20.01
                                                   ===========  ===========  ===========  ===========  ===========  ===========
 Total return based on net asset value (f) (g)          (43.70)%      (5.19)%       8.04%        8.06%        4.38%       (0.31)%
                                                   ===========  ===========  ===========  ===========  ===========  ===========
 Total return based on market value (g) (h)             (50.91)%     (14.32)%      15.95%        6.03%       (6.20)%       0.05%
                                                   ===========  ===========  ===========  ===========  ===========  ===========
----------------------------------
Ratios to average net assets available
    to Common Shareholders:
 Ratio of total expenses to average net assets            3.63%(i)     3.63%        3.55%        3.08%        2.02%        1.44%(i)
 Ratio of total expenses to average net assets
   excluding interest expense                             1.61%(i)     1.54%        1.45%        1.45%        1.30%        1.44%(i)
 Ratio of net investment income (loss) to
   average net assets                                     6.95%(i)     8.52%        8.80%        7.77%        5.01%       (0.76)%(i)
 Ratio of net investment income (loss) to
   average net assets net of AMP dividends (j)            6.10%(i)     7.34%        7.70%        6.93%        4.59%         N/A
Supplemental Data:
 Portfolio turnover rate                                    10%          31%          78%          81%         115%           0%
 Net assets, end of period (in 000's)                $ 224,636    $ 415,187    $ 478,169    $ 480,155    $ 478,785    $ 437,945
 Ratio of total expenses to total average
   Managed Assets (k)                                     2.10%(i)     2.22%        2.26%        1.97%        1.43%         N/A
 Ratio of total expenses to total average Managed
   Assets excluding interest expense (k)                  0.93%(i)     0.94%        0.92%        0.93%        0.92%        1.44%(i)
Preferred Shares:
 Total AMP Shares outstanding                            3,200        4,000        4,000        4,000        4,000          N/A
 Liquidation and market value per AMP share (l)      $  25,015    $  25,039    $  25,045    $  25,040    $  25,031          N/A
 Asset coverage per share                            $  95,199(m) $ 128,797(m) $ 179,792(n) $ 189,289(n) $ 191,446(n)       N/A
 Loan outstanding (in 000's)                         $ 111,300      175,000      141,000      177,000      187,000          N/A
 Asset coverage per $1,000 of loan outstanding (o)   $   3,737        3,944        5,100        4,278        4,095          N/A

----------------------------------
(a) Initial seed date of May 18, 2004. The Fund commenced operations on May 25, 2004.
(b)  Net of sales load of $0.90 per Common Share on initial offering.
(c)  Amount represents less than $0.01 per Common Share.
(d)  Auction Market Preferred ("AMP") Shares.
(e) The expenses associated with the offering of AMP Shares had a $(0.05) impact on the Common Share NAV.
(f) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.
(g)  Total return is not annualized for periods less than one year.
(h) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.
(i)  Annualized
(j)  Ratio reflects the effect of distributions to AMP Shareholders.
(k) Managed Assets are calculated by taking the Fund's average daily gross asset value (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.
(l)  Includes accumulated and unpaid distributions to AMP Shareholders
(m) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value), and dividing by the number of AMP Shares outstanding. If this methodology had been used historically, fiscal years 2005, 2006 and 2007 would have been $144,696, $145,039 and $144,542, respectively.
(n) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the number of AMP Shares outstanding.
(o) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding), and dividing by the outstanding loan balance in 000's.

N/A Not applicable


Page 20                See Notes to Financial Statements

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NOTES TO FINANCIAL STATEMENTS
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          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)

                               1. Fund Description

First Trust/Four Corners Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating-rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares, by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to valuation procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and other investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of June 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)


     o  Level 1 - quoted prices in active markets for identical securities
     o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2008 is included with the Fund's Portfolio of Investments.

B. Credit Default Swaps:

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap contract is an agreement between two parties to exchange the credit risk of an issuer. The Fund may be either the buyer or seller in a credit default swap transaction. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on the underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation. In exchange, the seller receives the par value of securities of the reference obligor. In the case of cash settlement, the seller will pay the difference between par and the market value of the securities of the reference obligor. An event of default may be a grace period extension, obligation acceleration, repudiation/moratorium, or restructuring.

Buying a credit default swap contract involves the risk that the contract may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of default. Selling a credit default swap contract involves greater risks than if the Fund had invested in the reference obligation directly. The Fund will segregate cash or liquid assets in an amount equal to the aggregate market value of the credit default swap contracts of which it is a seller. Additionally, the Fund maintains cash or liquid assets for the full notional amount of the credit default swap contracts of which it is a seller. The Fund may only enter into such transactions with counterparties rated A- or higher.

Credit default swap contracts are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed-upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. As of November 30, 2008, the Fund had no credit default swaps.

C. Repurchase Agreements:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. As of November 30, 2008, the Fund had no open repurchase agreements.

D. Securities Transactions and Investment Income:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At November 30, 2008, the Fund had no when-issued or delayed-delivery purchase commitments.

E. Unfunded Loan Commitments:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $1,075,521 as of November 30, 2008. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation from the commitments is $393,270 at November 30, 2008.

F. Restricted Securities:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund held restricted securities at November 30, 2008 as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)


the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                            % of
                                                                                                            Net Assets
                                                                                                            Applicable
                                Acquisition    Principal       Value         Current                        to Common
Security                        Date           Value/Shares    Per Share     Carrying Cost    Value         Shareholders
------------------------------------------------------------------------------------------------------------------------
HRP Myrtle Beach                3/23/06        $  1,225,000    $   52.00     $  1,225,000     $ 637,000     0.28%
TOUSA, Inc.-Notes               7/31/07(1)          727,273           --          436,364            --     0.00
TOUSA, Inc.-Preferred Stocks    7/31/07(1)            4,273           --        2,563,636            --     0.00
                                                                             ------------------------------------
                                                                             $  4,225,000     $ 637,000     0.28%
                                                                             ====================================

(1) Security was acquired through a restructuring that was effective on July 31, 2007.

G. Dividends and Distributions to Shareholders:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Auction Market Preferred Shares ("AMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended May 31, 2008 is as follows:

       Distributions paid from:                 2008
                                          ----------------
       Ordinary Income                    $    39,756,157

As of May 31, 2008, the components of distributable earnings on a tax basis are as follows:

       Undistributed Ordinary Income                  $       128,029
       Net Unrealized Appreciation (Depreciation)     $   (54,007,368)
       Accumulated Capital and other losses           $   (11,481,041)

H. Income Taxes:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At May 31, 2008, the Fund had available realized capital losses of $3,984,460 and $3,611,723 to offset future net capital gains through the fiscal years ended 2014 and 2016, respectively.

POST-OCTOBER LOSSES. Under current laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2008, the Fund intends to elect to defer net realized losses incurred from November 1, 2007 through May 31, 2008 of $3,884,858.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." FIN 48 establishes a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of November 30, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

I. Expenses:

The Fund pays all expenses directly related to its operations.

J. Accounting Pronouncement:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)


gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. Investment Advisory Fee and Other Affiliated Transactions

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage. L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes assets attributable to the Fund's AMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares and accrued liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. Four Corners receives an annual portfolio management fee of 0.38% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

In accordance with certain fee arrangements, JPMorgan Investor Services Co. serves as the Fund's Administrator and Fund Accountant, JPMorgan Chase Bank, National Association serves as the Fund's Custodian and American Stock Transfer & Trust Company serves as the Fund's Transfer Agent.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC, Inc., provides certain administrative services to the Fund in connection with the Fund's Board of Trustees meetings and other related matters.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's AMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Audit Committee Chairman is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and interested trustee receive no compensation from the trusts for serving in such capacities.

                      4. Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the period ended November 30, 2008 were $60,107,183 and $150,597,209, respectively.

                       5. Auction Market Preferred Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of November 30, 2008, the Fund has 1,600 Series A AMP Shares and 1,600 Series B AMP Shares outstanding at a liquidation value of $25,000 per share.

The Fund is required to meet certain asset coverage tests with respect to the AMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the AMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain AMP Shares.

An auction of the Series A AMP Shares is generally held every 7 days and an auction of the Series B AMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date. The Fund pays commissions to the auction agent as compensation for conducting the auctions. These fees are included in the "Auction Market Preferred Shares commission fees" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)


The markets for auction rate securities have continued to experience a number of failed auctions, including auctions relating to the Series A AMP Shares and Series B AMP Shares. A failed auction results when there are not enough bidders in the auction at rates below the maximum rate as prescribed by the terms of the security. When an auction fails, the rate is automatically set at the maximum rate. A failed auction does not cause an acceleration of, or otherwise have any impact on, outstanding principal amounts due. In the case of the Fund's outstanding Series A AMP Shares and Series B AMP Shares, the maximum rate under the terms of those securities has been 125 percent (and could be up to 300 percent, depending on the ratings of the Series A AMP Shares and Series B AMP Shares) of the greater of: (1) the applicable AA composite commercial paper rate (for a rate period of fewer than 184 days) or the applicable U.S. Treasury index rate (for a rate period of 184 days or more), or (2) the applicable London-InterBank Offered Rate.

On July 2, 2008, the Fund redeemed $20 million of its $100 million outstanding AMP Shares, consisting of $10 million Series A AMP Shares and $10 million Series B AMP Shares with proceeds from a Revolving Credit Facility ("Credit Facility" - see Note 6 below) with Citicorp North America Inc., as agent. The Credit Facility is to be used as leverage for the Fund. The Credit Facility has an expiration date of May 15, 2009 and may be renewed annually. The total commitment under the Credit Facility is $195,000,000. Loans under the Credit Facility will bear interest at a per annum rate equal to either: (i) a commercial paper note rate, (ii) Eurodollar Rate plus a margin or (iii) the prime rate publicly announced by Citibank N.A. plus a margin. The annual interest rate in effect at July 2, 2008 was 2.79%. The Fund also pays additional borrowing costs, which include a program fee of 0.75% and a liquidity fee of 0.50% per year. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings).

For the six-months ended November 30, 2008, transactions in AMP Shares were as follows:
                                Series A                     Series B
                           Shares      Value            Shares      Value
                          ----------------------------------------------------
 Outstanding at 5/31/08    2,000    $ 50,000,000        2,000    $ 50,000,000
 Amount Retired             (400)    (10,000,000)        (400)    (10,000,000)
                          ----------------------------------------------------
 Outstanding at 11/30/08   1,600    $ 40,000,000        1,600    $ 40,000,000
                          ====================================================

First Trust is continuing to seek methods for refinancing the approximately $80 million of the Fund's AMP Shares that remain outstanding. The ability to obtain this refinancing is contingent on finding third parties willing to provide such financing on a cost effective basis. There is no assurance that First Trust will be successful in finding such financing, and any such financing arrangements would be subject to approval of the Fund's Board of Trustees.

The annual dividend rate in effect as of November 30, 2008 was 2.34% and 2.72% for the Series A 7 day and Series B 28 day auctions, respectively. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the period ended November 30, 2008, for the Series A 7 day auction were 5.94% and 2.11%, respectively, and the average dividend rate was 3.71%. The high and low annual dividend rates during the period ended November 30, 2008, for the Series B 28 day auction were 5.00% and 2.72%, respectively, and the average dividend rate was 3.93%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's AMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                          6. Revolving Credit Facility

The Fund has entered into a 364-Day Revolving Credit Facility ("Credit Facility") with various lenders and Citicorp North America Inc., as agent, to be used as leverage for the Fund. The Credit Facility has an expiration date of May 15, 2009 and may be renewed annually. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The total commitment under the Credit Facility is $195,000,000. For the period ended November 30, 2008, the average amount outstanding was $175,488,525. The high and low annual interest rates during the period ended November 30, 2008, were 3.74% and 2.66%, respectively, with a weighted average interest rate of 3.01%. The annual interest rate in effect at November 30, 2008 was 3.24%. The Fund also pays additional borrowing costs, which include a program fee of 0.75% and a liquidity fee of 0.50% per year. Such expenses are included in "Interest and fees on loan" on the Statement of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)

                             7. Risk Considerations

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The Fund borrowed pursuant to a leverage borrowing program and through the issuance of Preferred Shares, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

AUCTION RISK: Numerous closed-funds, including the Fund, have been experiencing failed auctions involving their auction-rate Preferred Shares. Based on current market conditions, we expect that auctions may continue to fail. If an auction fails you may not be able to sell some or all of your Preferred Shares. No third parties related to the auction nor the Fund itself are obligated to purchase Preferred Shares in an auction or otherwise, nor is the Fund required to redeem Preferred Shares in the event of a failed auction.

                               8. Indemnification

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. Subsequent Events

On November 20, 2008, the Fund declared a dividend of $0.0660 per share to Common Shareholders of record December 3, 2008, payable December 12, 2008.

On December 22, 2008, the Fund declared a dividend of $0.0660 per share to Common Shareholders of record January 6, 2009, payable January 15, 2009.

On January 20, 2009, the Fund declared a dividend of $0.0510 per share to Common Shareholders of record February 4, 2009, payable February 17, 2009.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)

                           Dividend Reinvestment Plan

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 659-2649, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a transaction fee of $15.00.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York, 11219 or through their website located at www.amstock.com (you will need to know your 10-digit participant number and social security number to gain access to your account online).

--------------------------------------------------------------------------------
                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (Continued)
--------------------------------------------------------------------------------


          First Trust/Four Corners Senior Floating Rate Income Fund II
                          November 30, 2008 (Unaudited)

                               Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 Submission of Matters to a Vote of Shareholders

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 15, 2008. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund II voting together elected Trustee Richard E. Erickson for a three-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of Richard E. Erickson was 22,585,701 the number of votes against was 584,592 and the number of abstentions was 2,125,646. The number of votes cast in favor of Thomas R. Kadlec was 3,291, the number of votes against was 55 and the number of abstentions was 654. The number of votes cast in favor of Robert F. Keith was 3,291, the number of votes against was 55 and the number of abstentions was 654. James A. Bowen and Niel B. Nielson are the current and continuing Trustees.

                           [BLANK INSIDE BACK COVER]

[LOGO OMITTED]  FIRST TRUST



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
555 South Flower Street, Suite 3300
Los Angeles, CA 90071

CUSTODIAN
JPMorgan Chase Bank, National Association
3 Chase Metrotech Center, 6th Floor
Brooklyn, NY 11245

FUND ADMINISTRATOR & FUND ACCOUNTANT
JPMorgan Investor Services Co.
73 Tremont Street
Boston, MA 02108

TRANSFER AGENT
American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603


Back Cover

Item 2. Code of Ethics.

Not applicable.



Item 3. Audit Committee Financial Expert.

Not applicable.



Item 4. Principal Accountant Fees and Services.

Not applicable.



Item 5. Audit Committee of Listed registrants.

Not applicable.



Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.



Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)  Not applicable.

(b) Drew R. Sweeney was designated co-portfolio manager of the registrant upon the announcement of resignation of Michael P. McAdams from Four Corners Capital Management, LLC ("Four Corners") on February 6, 2009. Four Corners Capital Management, LLC manages multiple portfolios comprised principally of U.S. dollar denominated, floating-rate, senior secured, commercial and industrial loans and notes, loan-based swaps, and other debt instruments, and may manage portfolios that include high yield bonds and/or credit derivatives. Robert I. Bernstein, Managing Director and Chief Investment Officer of Four Corners, and Drew R. Sweeney, Senior Vice President of Four Corners, are co-portfolio managers. The co-portfolio managers are supported in their portfolio management activities by the Four Corners investment staff. Four Corners' investment analysts are assigned loans within specific industries and report to the Chief Investment Officer. Mr. Bernstein has been Managing Director and Chief Investment Officer of Four Corners since 2001. Mr. Sweeney has been Senior Vice President of Four Corners since 2005. Prior to that, Mr. Sweeney was a Vice President and Analyst at American Express Asset Management Group.

         Other Accounts Managed by Portfolio Manager(s) or Management Team Member
--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------
                                                                                                                     Total Assets
                                                                                                   # of Accounts      for which
                                                                        Total                       Managed for    Advisory Fee is
Name of Portfolio Manager                                               # of                      which Advisory      Based on
           or                                                         Accounts     Total Assets    Fee is Based      Performance
       Team Member                     Type of Accounts                Managed      ($millions)   on Performance     ($millions)
--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------
                            Registered Investment Companies:              2           $106.99M           0               $0
                            Other Pooled Investment Vehicles:             4         $1,134.97M           4            $1,134.97M
1. Robert I. Bernstein      Other Accounts:                               8         $1,395.45M           0               $0
--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------

                            Registered Investment Companies:              2           $106.99M           0               $0
                            Other Pooled Investment Vehicles:             0             $0               0               $0
2. Drew R. Sweeney          Other Accounts:                               1            $83.84M           0               $0
--------------------------- --------------------------------------- -------------- -------------- ---------------- -----------------
   Information provided as of November 30, 2008


     Potential Conflicts of Interests

In general, Four Corners seeks to allocate the purchase and sale of corporate loans to clients in a fair and equitable manner to quickly and prudently create a well-constructed, fully invested portfolio of corporate loans. Since Four Corners' clients have varying investment restrictions, and because of the constraining mechanics of the corporate loan market, allocation of trades through methods such as pro-rata allocation are not feasible. Therefore, the allocation of corporate loan purchases and sales to various accounts is generally based on factors such as the client's investment restrictions and objectives, including expected liquidity and/or third party credit ratings, the client's acceptance or rejection of prospective investments, if applicable, and the relative percentage of invested assets of a client's portfolio, among others. Assets may be disproportionately allocated to accounts during their initial investment (ramp up) period, notwithstanding that other accounts may also have assets available for investment. Such disproportionate allocation to accounts during the ramp-up process may have a detrimental effect on other accounts. Subject to the foregoing, whenever Four Corners' clients have available funds for investment, investments suitable and appropriate for each will be allocated in a manner Four Corners believes to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if an allocation to other client accounts were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, Four Corners and its affiliates may purchase securities or loans of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities or loans for another client. For these and other reasons, not all portfolios will participate in the gains or losses experienced by other portfolios with similar investment objectives.

     Compensation Structure of Portfolio Manager(s) or Management Team Members

Portfolio Manager and Management Team compensation is typically comprised of a base salary and a bonus. There are no pre-determined formulas to determine base salaries or bonus amounts. Bonuses for all employees, including the Portfolio Managers, are discretionary. In addition, the Portfolio Managers have stock options of Macquarie Group Limited. These options are in varying amounts and are subject to certain vesting and other provisions of the Macquarie option plan. Finally, the Portfolio Managers are Members of the entity recently purchased by Macquarie Group Limited, and there are certain payments associated with that purchase which will be paid over time. A portion of those payments is based on achieving certain revenue targets.

The Portfolio Managers' salaries are set at certain levels and may be raised at the discretion of Macquarie Group Limited. Bonuses are entirely discretionary, and are likely to be related to, among other things, business unit profitability and personal performance. Compensation is determined without regard to the performance of any one particular fund. The Portfolio Managers have no direct incentive to take undue risks when individual fund performance is lagging.


     Disclosure of Securities Ownership

     The information below is as of November 30, 2008:

     ---------------------------------------- ---- --------------------------
         Name of Portfolio Manager or               Dollar ($) Range of Fund
         TEAM MEMBER                                Shares BENEFICIALLY OWNED
     ---------------------------------------- ---- --------------------------
         Robert I. Bernstein                                 $0
     ---------------------------------------- ---- --------------------------
         Drew R. Sweeney                                     $0
     ---------------------------------------- ---- --------------------------

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.



Item 11. Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



Item 12. Exhibits.

     (a)(1) Not applicable.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust/Four Corners Senior Floating Rate Income Fund II

By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  January 26, 2009
      --------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ---------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date  January 26, 2009
      --------------------


By (Signature and Title)* /s/ Mark R. Bradley
                          ---------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date  January 26, 2009
      --------------------



* Print the name and title of each signing officer under his or her signature.